HIT’s Michigan Impact Investing (Since Inception – 3/31/26)*
16	$158.3M	$266.9M	2.6M	2,336	$926.4M
Projects	Invested or Allocated	Total Development Cost	Hours of Union Construction Work	Units of Housing (57% affordable)	Total Economic Impact

Project Name	City	Total Units	Affordable Units	Invested/ Allocated (in MM)	Total Development Cost
Windemere Park Apartments	Ann Arbor	480	96	$26,374,000	$29,011,400
Anglin Extended Care	Detroit	180	180	$5,197,400	$5,717,140
Detroit Home Repair Program	Detroit	4	4	$246,000	$430,490
Detroit Home Repair Program 2	Detroit	5	5	$660,114	$694,857
Detroit Manufacturing Systems	Detroit	-	-	$8,500,000	$36,928,000
Freelon at Sugar Hill	Detroit	68	20	$14,500,000	$35,080,214
Historic New Center Apts.	Detroit	104	20	$2,040,000	$2,244,000
Lafayette East	Detroit	480	480	$13,714,100	$15,237,889
Residences @ 150 Bagley Apts.	Detroit	148	30	$42,312,400	$72,990,473
The School at Marygrove	Detroit	-	-	$8,000,000	$27,687,449
Arbor Woods Mobile Home Park	Farmington Hills	214	214	$3,627,300	$3,990,030
Village Green on Lake St. Clair	Macomb	222	44	$10,340,900	$11,374,990
Wexford Townhouses of Novi	Novi	128	26	$8,846,400	$9,731,040
American House at Carpenter	Pittsfield Township	102	20	$5,641,300	$6,205,430
Beechwood Manor Home for the Aged	St. Clair Shores	98	98	$3,042,200	$3,346,420
Westland Board & Care	Westland	103	103	$5,265,000	$6,194,118
Grand Total		2,336	1,340	$158,307,114	$266,863,940

*Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of March 31, 2026. Economic impact data is in 2025 dollars and all other figures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

The projects listed above may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) referenced in this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call HIT Investor Relations at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com